SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): May 3, 2004


                           CAROLINA NATIONAL CORPORATION




Incorporated under the     Commission File No. 000-50257      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  571101005





                                 1350 Main Street

                          Columbia, South Carolina 29607

                             Telephone: 803-779-0411

Item 7.  Financial Statements and Exhibits

(c)  Exhibit 99 - Registrant's May 3,2004 Press Release.

Item 12. Results of Operations and Financial Condition.

First Quarter Financial Condition

         Please see Exhibit 99 for the Registrant's May 3,2004 Press Release.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 CAROLINA NATIONAL CORPORATION
                                 (Registrant)



Date:  May 7, 2004                  By: /s/ Roger B. Whaley
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                                    Roger B. Whaley
                                    President

                                  EXHIBIT INDEX

Exhibit 99       Registrant's May 3,2004 Press Release.